                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 17, 2004

                      TROPICAL SPORTSWEAR INT'L CORPORATION
             (Exact name of registrant as specified in its charter)

         Florida                       0-23161                   59-3420305
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

                4902 W. Waters Avenue
                   Tampa, Florida                          33634
       (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (813) 249-4900

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Item 5.  Other Events

         Attached  is the Press Release disseminated  by  the Company on June 22, 2004.

Item 7.  Exhibits

         Exhibit  99.1       Press Release dated June 22, 2004.
         Exhibit  99.2       Revolving Credit Note dated June 17, 2004 CIT
         Exhibit  99.3       Revolving Credit Note dated June 17, 2004 FCC
         Exhibit  99.4       Amended and Restated Florida Mortgage, Fixture Filing,
                             Security  Agreement and Assignment of Rents and Leases
                             (the "Mortgage") dated June 17, 2004
         Exhibit  99.5       Loan and Security Agreement dated June 17, 2004

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                                                    SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TROPICAL SPORTSWEAR INT'L CORPORATION

Date:   June 22, 2004                       By:   /s/ Robin J. Cohan
                                                  Robin J. Cohan
                                                  Executive Vice President and
                                                  Chief Financial Officer